UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2015

TRANSAKT LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-50392	98-0514250
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3F No. 19-2, Lane 231, Fu-Hsin North Rd, Taipei, Taiwan (R.O.C)	n/a
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 290-1744

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On April 20, 2015, TransAKT Ltd. (the “Company”) formally informed KCCW Accountancy Corp. of their dismissal as the Company’s independent registered public accounting firm.

(ii)

The reports of KCCW Accountancy Corp. on the Company’s financial statements as of and for the fiscal years ended December 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)

During the fiscal years ended December 31, 2014 and 2013, and through April 20, 2015, there have been no disagreements with KCCW Accountancy Corp. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction KCCW Accountancy Corp. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)

The Company has requested that KCCW Accountancy Corp. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by KCCW Accountancy Corp. is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

(1)

On April 28, 2015, the Company engaged AWC(CPA) LTD. as its new independent registered public accounting firm. During the two most recent fiscal years and through April 20, 2015, the Company had not consulted with AWC CPA, A Professional Corporation regarding any of the following:

	(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that AWC (CPA) LTD. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from KCCW Accountancy Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSAKT LTD.

/s/ Yam Chi-Wah
Yam Chi-Wah
Chief Financial Officer

Date: April 28, 2015